EXHIBIT 32.0





                      DIRECT INSITE CORP. AND SUBSIDIARIES

                        CERTIFICATION OF PERIODIC REPORT






I, James A. Cannavino, Chief Executive Officer of Direct Insite Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that::

     (1) The Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2009 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 14, 2009





                                       /s/James A. Cannavino
                                       --------------------------------
                                       James A. Cannavino
                                       Chief Executive Officer



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                      DIRECT INSITE CORP. AND SUBSIDIARIES

                        CERTIFICATION OF PERIODIC REPORT






I, Michael J. Beecher, Chief Financial Officer of Direct Insite Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that::

     (1) The Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2009 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2009
                                            /s/ Michael J. Beecher
                                            --------------------------
                                            Michael J. Beecher
                                            Chief Financial Officer